                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) September 30, 1997



                            BRANDYWINE REALTY TRUST

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          MARYLAND                   1-9106                23-2413352
(State or other jurisdiction  (Commission file number)  (I.R.S. Employer
    of incorporation)                                  Identification Number)




            16 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

                                Page 1 of 6 pages

ITEM 5. OTHER EVENTS

(a) On October 9, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership in which Brandywine Realty Trust ("the Company") is the sole general partner and in which, as of the date of this Report, the Company owns an approximately 98.7% partnership interest, acquired a five-story office building known as Atrium 1. This building contains approximately 96,660 net rentable square feet and is located in Mt. Laurel, New Jersey for a cash purchase price of approximately $10.3 million. The Operating Partnership paid the purchase price and closing expenses using borrowings under its existing revolving credit facility. As of October 9, 1997, Atrium 1 was approximately 83.9% leased to 10 tenants. IBM; Corporate Dynamics; and Janney, Montgomery, Scott are major tenants, occupying approximately 17.7%, 14.3% and 11.9%, respectively, of the total net rentable square feet of Atrium 1. Reference is made to Item 7 herein for certain financial statements related to Atrium 1.

    The seller of Atrium 1, Commercial Development Fund 85, a Connecticut real estate limited partnership (the "Seller") is a party unaffiliated with the Company and the Operating Partnership. The Company based its determination of the purchase price on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined by arm's-length negotiation between the Company and the Seller.

    The table below sets forth certain information regarding the rental rates and lease expirations at Atrium 1 as of October 9, 1997.

                                          RENTABLE SQUARE   FINAL ANNUALIZED       PERCENTAGE OF TOTAL
  YEAR OF            NUMBER OF LEASES     FOOTAGE SUBJECT    BASE RENT UNDER    FINAL ANNUALIZED BASE RENT
   LEASE             EXPIRING WITHIN        TO EXPIRING     EXPIRING LEASES (2)    UNDER EXPIRING LEASES
 EXPIRATION          THE YEAR AT (1)          LEASES
 ------------------  -----------------  -----------------   ----------------    ---------------------------
     1997                    1                 97           $      1,940                    0.1%
     1998                    1              4,537                 86,203                    5.7%
     1999                    4             19,851                384,683                   25.4%
     2000                    1              4,770                 82,044                    5.4%
     2001                    2             26,617                489,751                   32.4%
     2002                    1             11,460                212,010                   14.0%
     2003                   --                 --                     --                     --
     2004                    1             13,833                255,911                   16.9%
     2005                   --                 --                     --                      --
     2006 and
     Thereafter ----        --                 --                     --                      --
                        ----------       ----------          -----------                ----------
     Total                  11             81,165            $ 1,512,542                  100.0%
                        ----------       ----------          -----------                ----------
                        ----------       ----------          -----------                ----------

------------------------

(1) A lease is considered to expire if, and at any time, it is terminable by the tenant without payment of penalty or premium.

(2) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate in the final month prior to expiration multiplied by twelve.

    After giving effect to the acquisition of Atrium 1, the Company's portfolio consists of 78 office properties and 16 industrial properties that contain an aggregate of approximately 5.9 million net rentable square feet.

(b) As previously reported by the Company in a Current Report on Form 8-K dated October 3, 1997 (the "Prior 8-K"), the Company, through a subsidiary, entered into a joint venture, Christiana Center Operating Company I LLC ("Joint Venture I"). On October 20, 1997, and as contemplated by the Prior 8-K, Joint Venture I acquired approximately 13.3 acres of land in New Castle County, Delaware for a cash purchase price of approximately $900,000. In connection with the planned development of a three-story office building, on October 20, 1997, Joint Venture I closed an approximately $14.5 million construction loan (the "Construction Loan") provided by PNC Bank, Delaware (the "Construction Lender"). In connection with the Construction Loan, the Company delivered a $1.5 million letter of credit for the benefit of the Construction Lender and a forward commitment (the "Loan Commitment Letter") for up to $14.5 million of permanent financing for the Project as well as a guaranty of payment (the "Guaranty") for the benefit of the Construction Lender. The Construction Loan is also secured by a first mortgage on the property being developed by Joint Venture I. Reference is made to the Loan Commitment Letter and the Guaranty attached hereto as exhibits.

(c) On October 21, 1997, the Company's Common Shares commenced trading on the New York Stock Exchange. The Company has applied to withdraw the listing of the Common Shares from the American Stock Exchange.

(d) During the period January 1, 1997 through October 9, 1997, the Company has acquired 21 individually insignificant properties from parties unaffiliated with the Company and the Operating Partnership. The aggregate purchase price for these properties was approximately $79.6 million. The Company previously provided audited financial statements for five of the individually insignificant property acquisitions in the Current Report on Form 8-K dated June 26, 1997 and two of the individually insignificant property acquisitions in the Current Report on Form 8-K dated September 10, 1997 in accordance with Regulation S-X, Rule 3-14. This Current Report on Form 8-K provides audited financial statements for an additional eight of the individually insignificant property acquisitions. After reasonable inquiry, the Company is not aware of any material factors relating to the above mentioned properties that would cause the reported financial information relating to such properties not to be necessarily indicative of future operating results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

        The audited statement of revenue and certain operating expenses of the Metropolitan Industrial Center for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the six months ended June 30, 1997 are included on pages F-14 to F-17.

        The audited statement of revenue and certain operating expenses of Atrium 1 for the year ended December 31, 1996 and the unaudited statement of revenue and certain operating expenses for the six months ended June 30, 1997 are included on pages F-18 to F-21.

    (b) Pro Forma Financial Information.

        Pro forma financial information which reflects the Company's acquisition of the Metropolitan Industrial Center and Atrium 1 as of and for the six months ended June 30, 1997 and for the year ended December 31, 1996 are included on pages F-3 to F-13.

    (c) Exhibits.

        10.1 Guaranty dated October 16, 1997 from Brock J. Vinton and Brandywine Realty Trust in favor of PNC Bank, Delaware.

        10.2 Loan Commitment Letter dated October 16, 1997 from Brandywine Realty Trust to Christiana Operating Company I, LLC.

        23.1   Consent of Arthur Andersen LLP

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BRANDYWINE REALTY TRUST

Date: October 30, 1997           By: /s/ Gerard H. Sweeney
                                     -----------------------------------------
                                     Gerard H. Sweeney, President and
                                     Chief Executive Officer
                                     (Principal Executive Officer)

Date: October 30, 1997           By: /s/ Mark S. Kripke
                                     -----------------------------------------
                                     Mark S. Kripke, Chief Financial Officer
                                     and Secretary (Principal Financial and
                                     Accounting Officer)

                            BRANDYWINE REALTY TRUST

                         INDEX TO FINANCIAL STATEMENTS

      I. UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

- Pro Forma Condensed Consolidating Balance Sheet as of June 30, 1997                     F--3

- Pro Forma Condensed Consolidating Statement of Operations for the Year Ended
  December 31, 1996................................................................       F--4

- Pro Forma Condensed Consolidating Statement of Operations for the Six Months
  Ended June 30, 1997..............................................................       F--5

- Notes and Management's Assumptions to Unaudited Pro Forma Condensed Consolidating
  Financial Information............................................................       F--6


II. METROPOLITAN INDUSTRIAL CENTER

- Report of Independent Public Accountants.........................................       F--14

- Statements of Revenue and Certain Expenses for the Year Ended December 31, 1996
  (audited) and for the Six Month Period Ended June 30, 1997 (unaudited)...........       F--15

- Notes to Statements of Revenue and Certain Expenses..............................       F--16


III. ATRIUM 1

- Report of Independent Public Accountants.........................................       F--18

- Statements of Revenue and Certain Expenses for the Year Ended December 31, 1996
  (audited) and for the Six Month Period Ended June 30, 1997 (unaudited)...........       F--19

- Notes to Statements of Revenue and Certain Expenses..............................       F--20

                            BRANDYWINE REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

    The following sets forth the pro forma condensed consolidating balance sheet of Brandywine Realty Trust ("the Company") as of June 30, 1997 and the pro forma condensed consolidating statements of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996.

    The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquisitions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

    The unaudited pro forma condensed consolidating financial information is presented as if the following events occurred no later than June 30, 1997 for balance sheet purposes, and at the beginning of the period presented for purposes of the statements of operations:

    - The Company acquired the properties described in Note 1 to these pro forma financial statements.

    - The Company acquired its partnership interests in Brandywine Operating Partnership, L.P. (the "Operating Partnership").

    - The Company issued 4,600,000 Common Shares at $16.50 per share, of which 600,000 shares related to the underwriter's exercise of the over-allotment option (the "1996 Offering").

    - The Company issued 636,363 Common Shares at $16.50 per share to a voting trust established for the benefit of the Pennsylvania State Employees Retirement System ("SERS"), in exchange for $10.5 million (the "SERS Offering") and contributed such proceeds to the Operating Partnership in exchange for 636,363 units of general partnership interest ("GP Units") in the Operating Partnership.

    - The Company issued 709,090 Common Shares at $16.50 per share to two investment funds managed by Morgan Stanley Asset Management Inc. (the "Morgan Stanley Offering") and contributed the proceeds to the Operating Partnership in exchange for 709,090 GP Units.

    - The Operating Partnership repaid $49,805,000 of mortgage indebtedness and $764,000 of loans made by Safeguard Scientifics, Inc. and paid a $500,000 prepayment penalty with a portion of the proceeds of the 1996 Offering, the SERS Offering and the Morgan Stanley Offering.

    - The Company issued 2,375,500 Common Shares at $20.625 per share, of which 175,500 shares related to the underwriter's exercise of the over-allotment option (the "March 1997 Offering").

    - The Company issued 11,500,000 Common Shares at $20.75 per share, of which 1,500,000 shares related to the underwriter's exercise of the over-allotment option (the "July 1997 Offering"). The net proceeds from the July 1997 Offering were contributed to the Operating Partnership in exchange for 11,500,000 GP Units.

    - The Operating Partnership repaid $160,775,000 of indebtedness under the Company's revolving credit facility using proceeds from the July 1997 Offering.

    - The Company issued 786,840 Common Shares at $22.31 per share (the "September 1997 Offering"). The net proceeds from the September 1997 Offering were contributed to the Operating Partnership in exchange for 786,840 GP Units.

    The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position and the results of operations of the Company.

                            BRANDYWINE REALTY TRUST

                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                     AS OF JUNE 30, 1997 (Notes 1 and 2)

                                 (Unaudited)
                                (In thousands)



                                                                                                 METRO-
                  BRANDYWINE                                         500 AND                    POLITAN
                 REALTY TRUST     JULY 1997     GREEN               501 OFFICE    SEPT. 1997     INDUST.
                  HISTORICAL       OFFERING     HILLS      BERWYN     CENTER       OFFERING      CENTER     ATRIUM 1
                 CONSOLIDATED        (A)         (B)      PARK (C)   DRIVE (D)       (E)           (F)        (G)
                 -------------    ---------   --------    ---------  ----------    ----------    --------    --------
ASSETS:

 Real estate
  investments,
  net.........   $ 344,209        $  --       $  40,444    $  37,664  $  17,091    $    --        $  16,503    $  10,295
 Cash and cash
  equivalents..     10,777         64,965       (23,944)     (37,664)    (2,091)       16,606          --           --
 Escrowed
  cash........       1,213          --           --           --            --            --           --           --
 Accounts
  receivable...      2,755          --           --           --            --            --           --           --
 Due from
  affiliates...        293          --           --           --            --            --           --           --
 Investment in
  management
  company.....         202          --           --           --            --            --           --           --
 Deferred costs
  and other
  assets......       4,980          --           --           --            --            --           --           --
                  --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
Total
  assets......     364,429          64,965       16,500       --         15,000        16,606       16,503       10,295
                  --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
                  --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
LIABILITIES:
Mortgage notes
  payable.....      46,960          --            1,500       --            --            --                        --
Notes payable,
  Credit
  Facility....     130,775        (160,775)      15,000       --         15,000           --           16,503       10,295
Accrued
  interest....         395          --           --           --            --            --           --           --
Accounts
  payable and
  accrued
  expenses....       2,650          --           --           --            --            --           --           --
Distributions
  payable.....       4,192          --           --           --            --            --           --           --
Tenant
  security
  deposits and
  deferred
  rents.......       2,721          --           --           --            --            --           --           --
                  --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
Total
 liabilities..     187,693        (160,775)      16,500       --            15,000        --           16,503       10,295
                  --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
                  --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
MINORITY
  INTEREST....          5,508          --           --           --            --            --           --           --
                     --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------






BENEFICIARIES'
  EQUITY:
Common shares
  of
  beneficial
  interest....            111             115       --           --            --                 8       --           --
Additional
  paid-in
  capital.....        186,426         225,625       --           --            --            16,598       --           --
Share
  warrants....            962          --           --           --            --            --           --           --
Cumulative
  earnings....            460          --           --           --            --            --           --           --
Cumulative
  distributions..       (16,731)       --           --           --            --            --           --           --
                     --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
Total
beneficiaries'
  equity......        171,228         225,740       --           --            --            16,606       --           --
                     --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
Total
  liabilities
  and
beneficiaries'
  equity......      $ 364,429       $  64,965    $  16,500    $  --         $  15,000     $  16,606    $  16,503    $  10,295
                     --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------
                     --------      -----------  -----------  -----------  -------------  -----------  -----------  -----------

                      PRO FORMA
                    CONSOLIDATED
                    ------------
ASSETS:
Real estate
  investments,
  net.........      $ 466,206
Cash and cash
 equivalents..         28,649
Escrowed
  cash........          1,213
Accounts
 receivable...          2,755
Due from
 affiliates...            293
Investment in
  management
  company.....            202
Deferred costs
  and other
  assets......          4,980
                     --------
Total
  assets......        504,298
                     --------
                     --------
LIABILITIES:
Mortgage notes
  payable.....         48,460
Notes payable,
  Credit
  Facility....         26,798
Accrued
  interest....            395
Accounts
  payable and
  accrued
  expenses....          2,650
Distributions
  payable.....          4,192
Tenant
  security
  deposits and
  deferred
  rents.......          2,721
                     --------
Total
 liabilities..         85,216
                     --------
                     --------
MINORITY
  INTEREST....          5,508
                     --------
BENEFICIARIES'
  EQUITY:
Common shares
  of
  beneficial
  interest....            234
Additional
  paid-in
  capital.....        428,649
Share
  warrants....            962
Cumulative
  earnings....            460
Cumulative
  distribution        (16,731)
                     --------
Total
beneficiaries'
  equity......        413,574
                     --------
Total
  liabilities
  and
beneficiaries'
  equity......      $ 504,298
                     --------
                     --------

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
             FOR THE YEAR ENDED DECEMBER 31, 1996 (Notes 1 and 3)

                                  (Unaudited)
              (In thousands, except share and per share amounts)

                                                                              1997 EVENTS
                                                                ----------------------------------------

                    BRANDYWINE
                      REALTY                                                     METRO-
                      TRUST                                         1997         POLITAN                       TOTAL
                    HISTORICAL           1996                      OTHER       INDUSTRIAL     ATRIUM 1       PRO FORMA
                 CONSOLIDATED (A)     EVENTS (B)    SUBTOTAL     EVENTS (C)    CENTER (E)        (F)        CONSOLIDATED
               --------------------  ------------  -----------  ------------  -------------  -----------  ----------------
REVENUE:
Base rents...      $      8,462       $   12,646    $  21,108    $   37,644     $   1,811     $   1,226     $     61,789
Tenant
  reimbursements..        1,372            2,838        4,210         6,714           406            33           11,363
Other........               196              100          296           547             9            26              878
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
Total
  Revenue....            10,030           15,584       25,614        44,905         2,226         1,285           74,030
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
OPERATING
  EXPENSES:
Interest.....             2,751              513        3,264         1,072         1,238           772            6,346
Depreciation
  and
  amortization..          2,836            4,687        7,523         9,165           528           329           17,545
Property
  expenses...             3,709            6,830       10,539        18,776           678           755           30,748
General and
  administrative..          825              148          973        --            --            --                  973
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
Total
  operating
  expenses...            10,121           12,178       22,299        29,013         2,444         1,856           55,612
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------


Income (loss)
  before
  minority
  interest...               (91)           3,406        3,315        15,892          (218)         (571)          18,418

Minority
  interest in
  (income)
  loss.......               (45)            (429)        (474)          150             3             9             (312)
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
Income (loss)
  before
  uncombined
  entity.....              (136)           2,977        2,841        16,042          (215)         (562)          18,106

Equity in
  income of
  management
  company....               (26)              66           40           342            53            31              466
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------

Net income
  (loss).....              (162)           3,043        2,881        16,384          (162)         (531)          18,572

(Income) loss
  allocated
  to
  Preferred
  Shares.....              (401)          (1,847)      (2,248)       --            --            --               (2,248)
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------








Income (loss)
  allocated
  to Common
  Shares.....            $ (563)     $      1,196  $      633   $  16,384         $(1,077)   $  (531)         $   16,324
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
                     ----------      ------------  -----------  ------------       ------    -----------  ----------------
Earnings
  (loss) per
  Common
  Share......            $(0.43)                                                                                $    0.76
                     ----------                                                                           ----------------
                     ----------                                                                           ----------------
Weighted
  average
  number of
  shares.....         1,302,648                                                                                21,578,246
                     ----------                                                                           ----------------
                     ----------                                                                           ----------------

                            BRANDYWINE REALTY TRUST

           PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Notes 1 and 3)

                                  (Unaudited)
              (In thousands, except share and per share amounts)

                                                                     1997 EVENTS
                                                      ------------------------------------------

                                     BRANDYWINE                        METRO-
                                       REALTY                          POLITAN
                                       TRUST              1997       INDUSTRIAL                        TOTAL
                                     HISTORICAL          OTHER         CENTER        ATRIUM 1        PRO FORMA
                                  CONSOLIDATED (A)     EVENTS (D)        (E)            (F)         CONSOLIDATED
                                --------------------  ------------  -------------  -------------  ----------------
REVENUE:
 Base rents...................      $     16,889       $   14,105     $     925      $     638      $     32,557
 Tenant reimbursements........             3,285            2,690           220             22             6,217
 Other........................               544              102             5             17               668
                                      ----------      ------------  -------------        -----    ----------------
    Total Revenue.............            20,718           16,897         1,150            677            39,442
                                      ----------      ------------  -------------        -----    ----------------
                                      ----------      ------------  -------------        -----    ----------------
OPERATING EXPENSES:
 Interest.....................             3,059           (1,022)          614            383             3,034
 Depreciation and
  amortization................             5,775            3,413           262            163             9,613
 Property operating expenses..             7,032            6,707           313            368            14,420
 Other expenses...............             1,187           --            --             --                 1,187
                                      ----------      ------------  -------------        -----    ----------------
    Total operating expenses..            17,053            9,098         1,189            914            28,254
                                      ----------      ------------  -------------        -----    ----------------
                                      ----------      ------------  -------------        -----    ----------------

   Income (loss) before
     minority interest........             3,665            7,799           (39)          (237)           11,188
Minority interest in (income)
  loss........................              (174)             (20)       --                  4              (190)
                                      ----------      ------------  -------------        -----    ----------------
Income (loss) before
  uncombined entity...........             3,491            7,779           (39)          (233)           10,998

Equity in income of management
  company.....................               217              151            26             15               409
                                      ----------      ------------  -------------        -----    ----------------
Net income (loss).............             3,708            7,930           (13)          (218)           11,407

(Income) loss allocated to
  Preferred Shares............              (499)          --            --             --                  (499)
                                      ----------      ------------  -------------        -----    ----------------
Income (loss) allocated to
  Common Shares...............        $    3,209        $    7,930     $     (13)       $(218)      $     10,908
                                      ----------      ------------  -------------        -----    ----------------
                                      ----------      ------------  -------------        -----    ----------------
Earnings (loss) per Common
  Share.......................      $       0.36                                                    $       0.50
                                      ----------                                                  ----------------
                                      ----------                                                  ----------------

Weighted average number of
  shares outstanding including
  share equivalents...........         8,809,379                                                      21,942,726
                                      ----------                                                  ----------------
                                      ----------                                                  ----------------

                            BRANDYWINE REALTY TRUST

                     NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                             FINANCIAL INFORMATION
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

1. BASIS OF PRESENTATION:

    Brandywine Realty Trust (the "Company") is a Maryland real estate investment trust. As of October 9, 1997, the Company owned 94 properties. The Company's interest in 93 of the Properties is held through Brandywine Operating Partnership, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of October 9, 1997, the Company held a 98.6% interest in the Operating Partnership.

    These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the SSI/TNC Properties, the LibertyView Building, the nine properties (the "SERS Properties") acquired in November 1996 from SERS and its subsidiaries, Delaware Corporate Center I, 700/800 Business Center Drive, the Columbia Acquisition Properties, the Main Street Acquisition Properties, the TA Properties, the Emmes Properties, the Greentree Executive Campus Acquisition Properties, 748 & 855 Springdale Drive, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center and Atrium 1. In management's opinion, all adjustments necessary to reflect the effects of the 1996 Offering, the SERS Offering, the Morgan Stanley Offering, the March 1997 Offering, the July 1997 Offering, the September 1997 Offering, the acquisitions of the SSI/TNC Properties, the LibertyView Building, the 1996 Additional Acquisition Properties (consisting of the SERS Properties, Delaware Corporate Center I, 700/800 Business Center Drive and 8000 Lincoln Drive), the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, the Greentree Executive Campus, Five Eves Drive, Kings Manor, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Green Hills Properties, the Berwyn Park Properties, 500 & 501 Office Center Drive, Metropolitan Industrial Center and Atrium 1 by the Company have been made.

2. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

    (A) Reflects the July 1997 Offering and the use of a portion of the net proceeds to repay $160.8 million of indebtedness under the Credit Facility.

    (B) Reflects the Company's acquisition of the Green Hills Properties as follows:

                                         GREEN HILLS PROPERTIES
                                         ----------------------
            Purchase Price........              $40,000
            Closing Costs.........                  444
                                                 -------
                                                $40,444

    (C) Reflects the Company's acquisition of Berwyn Park as follows:

            Purchase Price........              $37,150
            Closing Costs.........                  514
                                                -------
                                                $37,664

    (D) Reflects the Company's acquisition of 500 and 501 Office Center Drive as follows:

            Purchase Price........              $16,900
            Closing Costs.........                  191
                                                -------
                                                $17,091

    (E) Reflects the September 1997 Offering.

    (F) Reflects the Company's acquisition of the Metropolitan Industrial Center as follows:


            Purchase Price........              $16,300
            Closing Costs.........                  203
                                                -------
                                                $16,503

    (G) Reflects the Company's acquisition of Atrium 1 as follows:

            Purchase Price........              $10,250
            Closing Costs.........                   45
                                                -------
                                                $10,295

3. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS:

    (A) Reflects the historical consolidated operations of the Company.

    (B) Reflects the historical operations of the SSI/TNC Properties, LibertyView Building and the 1996 Additional Acquisition Properties from January 1, 1996 through the respective dates of acquisition, plus the pro forma 1996 Offering adjustments. The table below reflects the adjustments:

                     SSI/TNC
                   PROPERTIES AND                                         700/800                     1996 PRO FORMA     TOTAL
                    LIBERTY VIEW                        DELAWARE      BUSINESS CENTER  8000 LINCOLN  & OTHER OFFERING  PRO FORMA
                      BUILDING     SERS PROPERTIES  CORPORATE CENTER       DRIVE          DRIVE        ADJUSTMENTS     1996 EVENTS
                   --------------  ---------------  ----------------  ---------------  ------------  ----------------  -----------
Revenue:
 Base rents........   $ 5,714          $4,008             $2,036             $651          $ 237         $ --            $12,646
 Tenant
  reimbursements...     2,511             249               --                 76              2           --              2,838
 Other.............       100            --                 --                --              --           --                100
                      -------          ------             ------            -----          -----         ------          -------
  Total revenue....     8,325           4,257              2,036              727            239           --             15,584

Operating Expenses:
 Interest..........     3,783             194               --                --              --         (3,464)             513
 Depreciation and
  amortization.....     2,819             818                374              212             89            375            4,687
 Property
  expenses.........     2,831           2,217                552              270            231            729            6,830
 General and
  administrative...       715             --                --                --              --           (567)             148
                      -------          ------             ------            -----          -----         ------           -------

  Total operating
   expenses........    10,148           3,229                926              482            320         (2,927)          12,178

Income (loss) before
 minority interest.    (1,823)          1,028              1,110              245            (81)         2,927            3,406
Minority interest in
 (income)loss......       513             --                --                --              --           (942)            (429)
Income (loss)
 before uncombined
 entity............    (1,310)          1,028              1,110              245            (81)         1,985            2,977
Equity in income
 of management
 company...........        75             --                --                --              --             (9)              66
                      -------          ------             ------            -----          -----         ------          -------
Net income (loss)..    (1,235)          1,028              1,110              245            (81)         1,976            3,043
Income allocated
 to Preferred
 Shares............       --              --                --                --              --          1,847            1,847
                      -------          ------             ------            -----          -----         ------          -------
Income (loss)
 allocated to
 Common Shares.....   $(1,235)         $1,028             $1,110             $245          $ (81)       $   129           $ 1,196
                      -------          ------             ------            -----          -----         ------           -------

    (C) Reflects the pro forma statements of operations of the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties and 500/501 Office Center Drive for the year ended December 31, 1996 and other pro forma adjustments to reflect the March 1997 Offering and the July 1997 Offering for the year ended December 31, 1996. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1996 through the earlier of the respective acquisition dates or December 31, 1996. Operating results from those dates forward are included in the historical results of the Company.

                                 COLUMBIA     MAIN STREET                                   GREENTREE
                                ACQUISITION   ACQUISITION   1336 ENTERPRISE                 EXECUTIVE
                                PROPERTIES    PROPERTIES         DRIVE        KINGS MANOR    CAMPUS
                                -----------   -----------   ---------------   -----------   ---------
Revenue:
  Base rents..................    $5,146        $3,141           $437            $411        $1,862
  Tenant reimbursements.......       359           347             75             107           175
  Other.......................       376           --            --               --            --
                                -----------   -----------       -----           -----       ---------
      Total revenue...........     5,881         3,488            512             518         2,037
                                -----------   -----------       -----           -----       ---------
Operating Expenses:
  Interest (i)................     1,680           --            --               --            841
  Depreciation and
    amortization (ii).........     1,007           629            117             114           359
  Property expenses...........     1,979         2,194            107             170         1,018
  General and
    administrative............       --            --            --               --            --
                                -----------   -----------       -----           -----       ---------
      Total operating
        expenses..............     4,666         2,823            224             284         2,218
                                -----------   -----------       -----           -----       ---------
Income (loss) before minority
  interest....................     1,215           665            288             234          (181)
Minority interest in (income)
  loss........................       (20)          (11)            (5)             (4)            3
                                -----------   -----------       -----           -----       ---------
Income (loss) before
  uncombined entity...........     1,195           654            283             230          (178)
Equity in income of management
  company (iii)...............       --            --            --               --            --
                                -----------   -----------       -----           -----       ---------
Net income (loss).............     1,195           654            283             230          (178)
Income allocated to Preferred
  Shares......................       --            --            --               --            --
                                -----------   -----------       -----           -----       ---------
Income (loss) allocated to
  Common Shares...............    $1,195        $  654           $283            $230        $ (178)
                                -----------   -----------       -----           -----       ---------
                                -----------   -----------       -----           -----       ---------

                                                                                     748 & 855
                                                                                     SPRINGDALE
                                FIVE EVES DRIVE   TA PROPERTIES   EMMES PROPERTIES     DRIVE      1974 SPROUL ROAD
                                ---------------   -------------   ----------------   ----------   ----------------
Revenue:
  Base rents..................       $ 348           $5,102           $ 6,214           $940            $774
  Tenant reimbursements.......          39              735             2,681            --              118
  Other.......................           1                9                10            --             --
                                     -----           ------           -------          -----           -----
      Total revenue...........         388            5,846             8,905            940             892
                                     -----           ------           -------          -----           -----
Operating Expenses:
  Interest (i)................         254            3,168             4,987            400          --
  Depreciation and
    amortization (ii).........         108            1,352             2,128            171             134
  Property expenses...........         151            1,962             3,482            250             492
  General and
    administrative............        --               --               --               --             --
                                     -----           ------           -------          -----           -----
      Total operating
        expenses..............         513            6,482            10,597            821             626
                                     -----           ------           -------          -----           -----
Income (loss) before minority
  interest....................        (125)            (636)           (1,692)           119             266
Minority interest in (income)
  loss........................           2                9                27             (2)             (5)
                                     -----           ------           -------          -----           -----
Income (loss) before
  uncombined entity...........        (123)            (627)           (1,665)           117             261
Equity in income of management
  company (iii)...............        --                  105                65             23              22
                                     -----           ------           -------          -----           -----
Net income (loss).............        (123)            (522)           (1,600)           140             283
Income allocated to Preferred
  Shares......................        --               --               --               --             --
Income (loss) allocated to
  Common Shares...............       $(123)          $ (522)          $(1,600)          $140            $283

                           MARCH 1997   JULY 1997   BERWYN PARK     GREEN HILLS     500/501 OFFICE   TOTAL OTHER 1997
                            OFFERING    OFFERING    PROPERTIES    PROPERTIES (IV)    CENTER DRIVE         EVENTS
                           ----------   ---------   -----------   ---------------   --------------   ----------------
Revenue:
  Base rents.............    $--        $  --         $3,815          $7,700            $1,754           $37,644
  Tenant
    reimbursements.......     --           --            720            --               1,358             6,714
  Other..................     --           --            108            --                  43               547
                             -----      ---------   -----------       ------            ------           -------
      Total revenue......     --           --          4,643           7,700             3,155            44,905
                             -----      ---------   -----------       ------            ------           -------
Operating Expenses:
  Interest (i)...........     (525)      (12,058)       --             1,200             1,125             1,072
  Depreciation and
    amortization (ii)....      --          --          1,205           1,294               547             9,165
  Property expenses......      --          --          1,991           3,419             1,561            18,776
  General and
   administrative........      --          --           --              --                --                --
                             -----      ---------   -----------       ------            ------           -------
      Total operating
        expenses.........     (525)      (12,058)      3,196           5,913             3,233            29,013
                             -----      ---------   -----------       ------            ------           -------
Income (loss) before
  minority interest......      525        12,058       1,447           1,787               (78)           15,892
Minority interest in
  (income) loss..........      348          (137)        (27)            (28)             --                 150
                             -----      ---------   -----------       ------            ------           -------
Income (loss) before
  uncombined entity......      873        11,921       1,420           1,759               (78)           16,042
Equity in income of
  management company
  (iii)..................      --          --            166            (115)               76               342
                             -----      ---------   -----------       ------            ------           -------
Net income (loss)........      873        11,921       1,586           1,644                (2)           16,384
Income allocated to
  Preferred Shares.......      --          --           --              --                --               --
                             -----      ---------   -----------       ------            ------           -------
Income (loss) allocated
  to Common Shares.......    $ 873      $ 11,921      $1,586          $1,644            $   (2)          $16,384
                             -----      ---------   -----------       ------            ------           -------
                             -----      ---------   -----------       ------            ------           -------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses exclude $666,000 from historical amounts. Such amount represents expected salary savings.

    (D) Reflects the pro forma adjustments relating to the Columbia Acquisition Properties, the Main Street Acquisition Properties, 1336 Enterprise Drive, Kings Manor, Greentree Executive Campus, Five Eves Drive, the TA Properties, the Emmes Properties, 748 & 855 Springdale Drive, 1974 Sproul Road, the Berwyn Park Properties, the Green Hills Properties and 500/501 Office Center Drive for the six months ended June 30, 1997 and other pro forma adjustments to reflect the March 1997 Offering and the July 1997 Offering for the six months ended June 30, 1997. The operating results reflected below include the historical results and related pro forma adjustments to reflect the period January 1, 1997 through the earlier of the respective acquisition date or June 30, 1997.

                                                 COLUMBIA      MAIN STREET                                          GREENTREE
                                                ACQUISITION    ACQUISITION     1336 ENTERPRISE                      EXECUTIVE
                                                PROPERTIES     PROPERTIES           DRIVE           KINGS MANOR      CAMPUS
                                               -------------  -------------  -------------------  ---------------  -----------
Revenue:
  Base rents.................................    $     338      $     542         $      78          $     105      $     602
  Tenant reimbursements......................           24             60                13                 27             17
  Other......................................           25         --                --                 --             --
                                                     -----          -----               ---              -----          -----
     Total revenue...........................          387            602                91                132            619
                                                     -----          -----               ---              -----          -----
Operating Expenses:
  Interest (i)...............................          110         --                --                 --                249
  Depreciation and amortization (ii).........           66            109                21                 29            106
  Property expenses..........................          130            379                19                 43            272
  General and administrative.................       --             --                --                 --             --
                                                     -----          -----               ---              -----          -----
     Total operating expenses................          306            488                40                 72            627
                                                     -----          -----               ---              -----          -----
Income (loss) before minority interest.......           81            114                51                 60             (8)
Minority interest in (income) loss...........           (1)            (2)               (1)                (1)        --
                                                     -----          -----               ---              -----          -----
Income (loss) before uncombined entity.......           80            112                50                 59             (8)
Equity in income of management company
  (iii)......................................       --             --                --                 --             --
                                                     -----          -----               ---              -----          -----
Net income (loss)............................           80            112                50                 59             (8)
Income allocated to Preferred Shares.........       --             --                --                 --             --
                                                     -----          -----               ---              -----          -----
Income (loss) allocated to Common Shares.....    $      80      $     112         $      50              $  59            $(8)
                                                     -----          -----               ---              -----          -----
                                                     -----          -----               ---              -----          -----

                                                                                         748 & 855
                                                                                        SPRINGDALE
                                   FIVE EVES DRIVE   TA PROPERTIES  EMMES PROPERTIES       DRIVE       1974 SPROUL ROAD
                                  -----------------  -------------  -----------------  -------------  -------------------
Revenue:
  Base rents....................      $     103        $   2,053        $   2,570        $     414         $     354
  Tenant reimbursements.........             12              299            1,130           --                    54
  Other.........................         --                    6                2           --                --
                                          -----           ------           ------            -----             -----
     Total revenue..............            115            2,358            3,702              414               408
                                          -----           ------           ------            -----             -----
Operating Expenses:
  Interest (i)..................             75            1,241            2,049              171            --
  Depreciation and amortization
   (ii).........................             32              530              875               73                61
  Property expenses.............             45              698            1,332               99               225
  General and administrative....         --               --               --               --                --
                                          -----           ------           ------            -----             -----
     Total operating expenses...            152            2,469            4,256              343               286
                                          -----           ------           ------            -----             -----
Income (loss) before minority
  interest......................            (37)            (111)            (554)              71               122
Minority interest in (income)
  loss..........................              1                1                9               (1)               (2)
                                          -----           ------           ------            -----             -----
Income (loss) before uncombined
  entity........................            (36)            (110)            (545)              70               120
Equity in income of management
  company (iii).................         --                   41               27               10                10
                                          -----           ------           ------            -----             -----
Net income (loss)...............            (36)             (69)            (518)              80               130
Income allocated to Preferred
  Shares........................         --               --               --               --                --
                                          -----           ------           ------            -----             -----
Income (loss) allocated to
  Common Shares.................      $    (36)        $     (69)          $ (518)           $  80            $  130
                                          -----           ------           ------            -----             -----
                                          -----           ------           ------            -----             -----


                                                                                 GREEN HILLS                      TOTAL OTHER
                                      MARCH 1997     JULY 1997    BERWYN PARK    PROPERTIES    500/501 OFFICE        1997
                                       OFFERING      OFFERING     PROPERTIES        (IV)        CENTER DRIVE        EVENTS
                                     -------------  -----------  -------------  -------------  ---------------  ---------------
Revenue:
Base rents.........................    $  --         $  --         $   2,128      $   3,936       $     882        $  14,105
Tenant reimbursements..............       --            --               321         --                 733            2,690
Other..............................       --            --                31         --                  38              102
                                           -----    -----------       ------         ------           -----          -------
Total revenue......................       --            --             2,480          3,936           1,653           16,897
                                           -----    -----------       ------         ------           -----          -------
Operating Expenses:
Interest (i).......................          (91)       (5,979)       --                595             558           (1,022)
Depreciation and amortization
  (ii).............................       --            --               598            642             271            3,413
Property expenses..................       --            --               916          1,775             774            6,707
General and administrative.........       --            --            --             --              --               --
                                           -----    -----------       ------         ------           -----          -------
Total operating expenses...........          (91)       (5,979)        1,514          3,012           1,603            9,098
                                           -----    -----------       ------         ------           -----          -------
Income (loss) before minority
  interest.........................           91         5,979           966            924              50            7,799
Minority interest in (income)
  loss.............................           36           (27)          (17)           (14)             (1)             (20)
                                           -----    -----------       ------         ------           -----          -------
Income (loss) before uncombined
  entity...........................          127         5,952           949            910              49            7,779
Equity in income of management
  company (iii)....................       --            --                82            (57)             38              151
                                           -----    -----------       ------         ------           -----          -------
Net income (loss)..................          127         5,952         1,031            853              87            7,930
Income allocated to Preferred
  Shares...........................       --            --            --             --              --               --
                                           -----    -----------       ------         ------           -----          -------
Income (loss) allocated to Common
  Shares...........................    $     127     $   5,952     $   1,031      $     853       $      87        $   7,930
                                           -----    -----------       ------         ------           -----          -------
                                           -----    -----------       ------         ------           -----          -------

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on borrowings under the Company's revolving credit facility. The adjustment for the Columbia Acquisition Properties also reflects an effective interest rate of 9.5% on assumed debt. The adjustments for the March 1997 Offering and the July 1997 Offering represent interest savings related to the payoff of $7 million and $160.8 million, respectively, of credit facility borrowings at an effective rate of 7.5%.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

(iv) Pro forma property expenses exclude $333,000 from historical amounts. Such amount represents expected salary savings.


    (E) Reflects the pro forma statements of operations of the Metropolitan Industrial Center for the six months ended June 30, 1997 and for the year ended December 31, 1996. All amounts represent historical operations except for the pro forma adjustments noted:


                                                                            METROPOLITAN INDUSTRIAL CENTER
                                                                           ---------------------------------
                                                                            YEAR ENDED
                                                                           DECEMBER 31,   SIX MONTHS ENDED
                                                                               1996         JUNE 30, 1997
                                                                           ------------  -------------------
     Revenue:Base rents..................................................   $    1,811        $     925
       Tenant reimbursements.............................................          406              220
       Other.............................................................            9                5
                                                                           ------------           -----
          Total revenue..................................................        2,226            1,150
     Operating Expenses:
       Interest (i)......................................................        1,238              614
       Depreciation and amortization (ii)................................          528              262
       Property expenses.................................................          678              313
       General and administrative........................................       --               --
                                                                           ------------           -----
          Total operating expenses.......................................        2,444            1,189
     Income (loss) before minority interest..............................         (218)             (39)
     Minority interest in (income) loss..................................            3           --
     Income (loss) before uncombined entity..............................         (215)             (39)
     Equity in income of management company (iii)........................           53               26
                                                                           ------------           -----
     Net income (loss)...................................................         (162)             (13)
     Income allocated to Preferred Shares................................       --               --
                                                                           ------------           -----
     Income (loss) allocated to Common Shares............................   $     (162)       $     (13)
                                                                           ------------           -----
                                                                           ------------           -----

(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on $16.5 million of borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

    (F) Reflects the pro forma statements of operations of Atrium 1 for the six months ended June 30, 1997 and for the year ended December 31, 1996. All amounts represent historical operations except for the pro forma adjustments noted:

                                                                                ATRIUM 1
                                                                   ----------------------------------
                                                                    YEAR ENDED
                                                                   DECEMBER 31,    SIX MONTHS ENDED
                                                                       1996          JUNE 30, 1997
                                                                   -------------  -------------------
     Revenue:
       Base rents................................................    $   1,226         $     638
       Tenant reimbursements.....................................           33                22
       Other.....................................................           26                17
                                                                        ------             -----
          Total revenue..........................................        1,285               677

     Operating Expenses:
       Interest (i)..............................................          772               383
       Depreciation and amortization (ii)........................          329               163
       Property expenses.........................................          755               368
       General and administrative................................       --                --
                                                                        ------             -----
          Total operating expenses...............................        1,856               914
     Income (loss) before minority interest......................         (571)             (237)
     Minority interest in (income) loss..........................            9                 4
     Income (loss) before uncombined entity......................         (562)             (233)
     Equity in income of management company (iii)................           31                15
                                                                        ------             -----
     Net income (loss)...........................................         (531)             (218)
     Income allocated to Preferred Shares........................       --                --
                                                                        ------             -----
     Income (loss) allocated to Common Shares....................    $    (531)        $    (218)
                                                                        ------             -----
                                                                        ------             -----


(i) Pro forma interest expense is presented assuming an effective rate of 7.5% on $10.3 million of borrowings under the Company's revolving credit facility.

(ii) Pro forma depreciation expense is presented assuming an 80% building and 20% land allocation of the purchase price and capitalized closing costs and assumes a useful life of 25 years.

(iii) Pro forma equity in income of management company is presented based on management fees less incremental costs estimated to be incurred.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

We have audited the combined statement of revenue and certain expenses of Metropolitan Industrial Center, described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of Metropolitan Industrial Center's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Metropolitan Industrial Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                  ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
October 15, 1997

                         METROPOLITAN INDUSTRIAL CENTER

              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES



                                                                                        FOR THE      FOR THE SIX
                                                                                       YEAR ENDED   MONTHS ENDED
                                                                                      DECEMBER 31,    JUNE 30,
                                                                                          1996          1997
                                                                                      ------------  -------------
                                                                                                     (UNAUDITED)
REVENUE:
  Base rents (Note 2)...............................................................   $1,811,000    $   925,000
  Tenant reimbursements.............................................................      406,000        220,000
  Other.............................................................................        9,000          5,000
                                                                                      ------------  -------------
     Total revenue..................................................................    2,226,000      1,150,000
                                                                                      ------------  -------------
CERTAIN EXPENSES:

  Maintenance and other operating expenses..........................................      247,000        107,000
  Utilities.........................................................................       43,000         25,000
  Real estate taxes.................................................................      388,000        181,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------
     Total certain expenses.........................................................      678,000        313,000
                                                                                      ------------  -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES...............................................   $1,548,000    $   837,000
                                                                                      ------------  -------------
                                                                                      ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                         METROPOLITAN INDUSTRIAL CENTER

          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1996

1. BASIS OF PRESENTATION:

On September 30, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired Metropolitan Industrial Center, a portfolio of seven office buildings located in Bensalem, Pennsylvania. Metropolitan Industrial Center has an aggregate net rentable area of approximately 447,000 square feet which was 85% leased as of December 31, 1996. The net purchase price for Metropolitan Industrial Center was $16.3 million.

The combined statements of revenue and certain expenses reflect the operations of Metropolitan Industrial Center. These combined statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of Metropolitan Industrial Center are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of Metropolitan Industrial Center.

The combined statement of revenue and certain expenses for the six months ended June 30, 1997 is unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the revenue and certain expenses of Metropolitan Industrial Center for the six months ended June 30, 1997 have been included. The combined revenue and certain expenses for such interim period is not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents for the year ended December 31, 1996 and for the six months ended June 30, 1997 include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue decreases resulting from the straight-line adjustments for the year ended December 31, 1996 and the six months ended June 30, 1997 were $61,000 and $24,000 (unaudited), respectively.

Individual tenant minimum rental payments greater than 10% of the total base rents in 1996 were as follows:

     Northtec, Inc..............................................  $ 594,000
     General Service Administration.............................    209,000
     Picker International, Inc..................................    208,000

The Metropolitan Industrial Center is leased to tenants under operating leases with expiration dates extending to the year 2001. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

                1997                          $1,831,000
                1998                            1,487,000
                1999                            1,015,000
                2000                              418,000
                2001                               67,000

Certain leases also include provisions requiring tenants to reimburse Metropolitan Industrial Center for management costs and other operating expenses up to stipulated amounts.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Brandywine Realty Trust:

We have audited the statement of revenue and certain expenses of Atrium I, described in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Brandywine Realty Trust as described in Note 1 and is not intended to be a complete presentation of Atrium I's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Atrium I for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                  ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
October 27, 1997

                                    ATRIUM I

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES


                                                                             FOR THE      FOR THE SIX
                                                                            YEAR ENDED   MONTHS ENDED
                                                                           DECEMBER 31,    JUNE 30,
                                                                               1996          1997
                                                                           ------------  -------------
                                                                                          (UNAUDITED)
REVENUE:
  Base rents (Note 2)....................................................   $1,225,519    $   638,254
  Tenant reimbursements..................................................       32,877         22,470
  Other..................................................................       26,845         16,662
                                                                           ------------  -------------
     Total revenue.......................................................    1,285,241        677,386
                                                                           ------------  -------------
CERTAIN EXPENSES:
  Maintenance and other operating expenses...............................      362,900        189,269
  Utilities..............................................................      255,163        109,887
  Real estate taxes......................................................      136,996         68,498
                                                                           ------------  -------------
     Total certain expenses..............................................      755,059        367,654
                                                                           ------------  -------------
REVENUE IN EXCESS OF CERTAIN EXPENSES....................................   $  530,182    $   309,732
                                                                           ------------  -------------
                                                                           ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                                    ATRIUM I

              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

                               DECEMBER 31, 1996

BASIS OF PRESENTATION:

On October 9, 1997, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), a limited partnership of which Brandywine Realty Trust (the "Company") is the sole general partner, acquired Atrium I, a five story office complex located in Mt. Laurel, New Jersey. Atrium I has an aggregate net rentable area of approximately 98,000 square feet which was 84% leased as of December 31, 1996. The net purchase price for Atrium I was $10,250,000.

The statements of revenue and certain expenses reflect the operations of Atrium I. These statements of revenue and certain expenses are to be included in the Company's Current Report on Form 8-K, pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of Atrium I are maintained on a cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of Atrium I.

The statement of revenue and certain expenses for the six months ended June 30, 1997 is unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the revenue and certain expenses of Atrium I for the six months ended June 30, 1997 have been included. The revenue and certain expenses for such interim period is not necessarily indicative of the results for the full year.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities which affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2. OPERATING LEASES:

Base rents for the year ended December 31, 1996 and for the six months ended June 30, 1997, include straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increases/(decreases) resulting from the straight-line adjustments for the year ended December 31, 1996 and the six months ended June 30, 1997 were ($39,000) and $85,000 (unaudited), respectively.

Individual tenant minimum rental payments greater than 10% of the total base rents in 1996 were as follows:

          Navistar Credit..................................  $ 134,887
          Navistar International...........................  $ 134,299
          Janney Montgomery Scott..........................  $ 170,721
          IBM Corporation..................................  $ 326,768

Atrium I is leased to tenants under operating leases with expiration dates extending to the year 2002. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1996, are as follows:

                      1997                          $1,153,150
                      1998                          $1,355,355
                      1999                          $1,367,939
                      2000                          $  952,519
                      2001                          $  681,420
                      Thereafter                    $  467,920

Certain leases also include provisions requiring tenants to reimburse Atrium I for management costs and other operating expenses up to stipulated amounts.